                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement

/ / Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              POWER DESIGNS, INC.
                               ------------------

                (Name of Registrant as Specified In Its Charter)

                              POWER DESIGNS, INC.
                               ------------------

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------

     (1)Set forth the amount on which the filing fee is calculated and state how it was determined.
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3)  Filing Party:
         -----------------------------------------------------------------------
     4)  Date Filed:
         -----------------------------------------------------------------------

                              POWER DESIGNS, INC.
                               14 COMMERCE DRIVE
                           DANBURY, CONNECTICUT 06810

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Power Designs, Inc.

    The Annual Meeting of Stockholders of Power Designs, Inc. ("Power Designs" or the "Company") will be held at the offices of the Company, 14 Commerce Drive, Danbury, Connecticut 06810, at 10:00 a.m., Eastern Standard Time, on November 12, 1997, for the following purposes:

       1.  To elect a Board of Directors for the ensuing year.

       2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the authorized capital stock of the Company such that the aggregate number of common shares which the Company shall have the authority to issue shall be increased from 10,000,000 to 20,000,000, all of which shall be designated "Common Stock."

       3. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the authorized capital stock of the Company such that the aggregate number of preferred shares which the Company shall have the authority to issue shall be increased from 1,000,000 to 5,000,000 shares, all of which shall be designated "Preferred Stock."

       4. To consider and act upon a proposal to effectuate a eight-for-one reverse stock split of the Company's Common Stock.

       5. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to stagger the terms of members of the Company's Board of Directors.

       6. To consider and act upon a proposal to adopt the Company's 1997 Stock Option Plan and to grant to each of the members of the Company's Board of Directors, options exercisable for the purchase of 50,000 (before giving effect to the reverse stock split referred to in item
           4) shares of Common Stock at an exercise price of $.25 per share.

       7. To ratify the appointment of McGladrey & Pullen as the independent auditors and accountants for the Company for the year ending June 30, 1997.

       8. To transact such other business as may properly come before the meeting.

    All stockholders are invited to attend the meeting. Stockholders of record at the close of business on October 8, 1997, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of stockholders entitled to notice of and vote at the meeting will be open to examination by stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of Power Designs, Inc., 14 Commerce Drive, Danbury, Connecticut 06810.

    Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          MELVIN A. BECKER
                                          SECRETARY

Danbury, Connecticut

[            ], 1997

                              POWER DESIGNS, INC.
                               14 COMMERCE DRIVE
                           DANBURY, CONNECTICUT 06810
                                 (203) 748-7001

                                 --------------

                       PROXY STATEMENT AND ANNUAL REPORT

                                 --------------

    The accompanying proxy is solicited by the Board of Directors of Power Designs, Inc. ("Power Designs, Inc." or the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Standard New York time, on November 12, 1997 at the offices of Power Designs, Inc., 14 Commerce Drive, Danbury, Connecticut 06810 and any adjournment thereof.

                           VOTING SECURITIES; PROXIES

    The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, consultants and employees of the Company, without extra remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to stockholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

    The holders of not less than one-third of the outstanding shares of (i) Common Stock, par value $.0001 per share (the "Common Stock") and (ii) Preferred Stock, par value $.01 per share (the "Preferred Stock"), present in person or represented by proxy shall constitute a quorum at the Annual Meeting. Where a quorum is present at the Annual Meeting, the approval of a plurality of the outstanding shares of Common Stock and Preferred Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors. Where a quorum is present at the Annual Meeting, the affirmative vote of the majority of the outstanding shares of Common Stock and Preferred Stock present in person or represented by proxy at the Annual Meeting is required for the adoption all other matters.

    The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

    All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board's nominees for director, FOR the approval of Proposals 2, 3, 4 , 5, 6, and 7 and in accordance with the proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

    A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a later dated proxy reflecting contrary instructions or appearing at the Annual Meeting and taking appropriate steps to vote in person.

    At the close of business on October 8, 1997, 2,391,493 shares of Common Stock and 316,689 shares of Preferred Stock were outstanding and eligible for voting at the meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the meeting.

Only stockholders of record at the close of business on October 8, 1997 are entitled to notice of, and to vote at, the meeting.

NO DISSENTER'S RIGHTS

    Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to Proposals 2, 3, 4, 5, 6, and 7.

    The Company's Annual Report on Form 10-KSB, including financial statements for the fiscal year ended June 30, 1996, is included as a part of this proxy statement. A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, will be furnished by the Company without charge to each person to whom this proxy statement is delivered, upon written request of such person to Power Designs Inc., 14 Commerce Drive, Danbury, Connecticut 06810.

    THIS PROXY MATERIAL IS FIRST BEING MAILED TO STOCKHOLDERS COMMENCING ON OR
ABOUT            , 1997.

                ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

OWNERSHIP OF SECURITIES BY DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL
                                   OWNERSHIP.

    The following table sets forth (i) those entities and individuals known to the Company to be the beneficial owners of more than 5% of the Company' voting securities, (ii) beneficial ownership of the Company's voting securities by each director and the Chief Executive Officer and the Named Executive Officer (as defined on Page 8 hereof) of the Company and (iii) beneficial ownership of the Company's voting securities by all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the stockholders has sole voting and dispositive power with respect to the voting securities beneficially owned by such stockholder.

                                                                                                                   PERCENTAGE OF
NAME AND ADDRESS                                                             AMOUNT AND NATURE                   OUTSTANDING STOCK
OF BENEFICIAL OWNER                                                     OF BENEFICIAL OWNERSHIP (1)                  OWNED (3)
----------------------------------------------------------------------  ---------------------------              -----------------

COMMON STOCK

Millenia Capital Holdings, LLC(4).....................................           1,072,028                             44.8
  P.O. Drawer 9
  Kensington, Connecticut 06037

Inverness Corporation(5)..............................................           1,297,163(10)                         35.2
  1224 Mill Street, Bldg. A.
  East Berlin, Connecticut 06023

Bril Corp.(6).........................................................             149,468                              6.2
  P.O. Drawer 9
  Kensington, Connecticut 06037

Equitas, L.P..........................................................             263,189(11)                          9.9
  2000 Glen Echo Road
  Suite 101
  Nashville, Tennessee 37215

Thomas O'Grady(2).....................................................             125,323                              5.2

David H. Smith II(2)..................................................             125,323                              5.2

Jeri Fink(2)..........................................................             283,503                             11.8

Sandra Roth(2)........................................................             146,503                              6.1

Jonathan D . Betts(2)(7)..............................................           2,518,959(8)(13)(14)                  63.7
                                                                                           (shared)

Fred G. Basso(2)......................................................                   0

Melvin A. Becker(2)...................................................             134,871(12)                          5.4

Gary M. Laskowski(2)(7)...............................................           2,528,859(9)(13)(14)                  64.0
                                                                                           (shared)

Phillip H.R. Epps(2)..................................................              20,313(15)                          0.8

All Directors and Executive Officers as a Group(16)...................           2,684,143                             65.6

------------------------

(1) For purposes of the above table, a person or group of persons is deemed to have "beneficial ownership" of any shares that such person or group has the right to acquire within 60 days after such date; for purposes of computing the percentage of outstanding shares held by each person or group on a given date, such shares are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is generally determined by voting power and/or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the Company believes that the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) The address for the referenced person is c/o Jonathan D. Betts, Chairman, Power Designs, Inc., 14 Commerce Drive, Danbury, Connecticut 06810.

(3) Individual percentages have been rounded to the nearest .1%.

(4) The member-managers of Millenia Capital Holdings ("Millenia") are Deborah Laskowski and Kathleen Betts, the spouses of Gary M. Laskowski and Jonathan
    D. Betts, respectively, each of whom is a director of the Company. The concurrence of both Ms. Laskowski and Ms. Betts is necessary to direct the voting of securities owned by Millenia and the disposition of such shares requires the consent of both both Ms. Laskowski and Ms. Betts. Both, Mr. Laskowski and Mr. Betts disclaim beneficial ownership of shares of Common Stock owned by Millenia.

(5) The executive officers of Inverness Corporation ("Inverness") are Gary M. Laskowski and Jonathan D. Betts, each of whom is a director of the Company. The concurrence of both Mr. Laskowski and Mr. Betts is necessary to direct the voting of securities owned by Inverness and the disposition of such shares requires the consent of both remaining shareholders of Inverness, Deborah Laskowski, the spouse of Mr. Laskowski, and Kathleen Betts, the spouse of Mr. Betts. Accordingly, Mr. Laskowski and Mr. Betts may be deemed the beneficial owners of shares of Common Stock owned by Inverness.

(6) The executive officers of Bril Corp. ("Bril") are Gary M. Laskowski and Jonathan D. Betts, each of whom is a director of the Company. The concurrence of both Mr. Laskowski and Mr. Betts is necessary to direct the voting of securities owned by Bril and the disposition of such shares requires the consent of both remaining shareholders of Bril, Deborah Laskowski, the spouse of Mr. Laskowski, and Kathleen Betts, the spouse of Mr. Betts. Accordingly, Mr. Laskowski and Mr. Betts may be deemed the beneficial owners of shares of Common Stock owned by Bril.

(7) Mr. Betts and Mr. Laskowski share voting power over the 1,297,163 and 149,468 shares of Common Stock currently owned by (or underlying options immediately exercisable by) Inverness and Bril, respectively. See Notes 5 and 6, above. In addition, Mr. Betts and Mr. Laskowski are trustees and beneficiaries of a retirement plan that owns 200 shares of Common Stock.

(8) Includes 100 additional shares of Common Stock owned individually of record and beneficially by Mr. Betts, and includes 1,072,028 shares of Common Stock owned by Millenia as to which Mr. Betts disclaims beneficial ownership.

(9) Includes 10,000 additional shares of Common Stock owned individually of record and beneficially by Mr. Laskowski, and includes 1,072,028 shares of Common Stock owned by Millenia as to which Mr. Laskowski disclaims beneficial ownership.

(10) Includes 1,297,163 shares of Common Stock underlying options which are currently exercisable.

(11) Includes 263,189 shares of Common Stock underlying options which are currently exercisable.

(12) Includes 121,608 shares of Common Stock underlying options which are currently exercisable.

(13) Includes 1,297,163 shares of Common Stock underlying options which are currently exercisable by Inverness.

(14) Excludes 50,000 shares of Common Stock underlying options issued pursuant to the current Option Plan which are subject to approval by the stockholders at the Annual Meeting of stockholders.

(15) Includes 20, 313 shares of Common Stock underlying options which are currently exercisable.

(16) Each of Millenia, Mr. Betts, Mr. Laskowski, and Mr. Becker ( the last three all directors of the Company), failed once during fiscal year 1996 to make a timely report under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") as to a transaction involving Common Stock owned by it or him. Late reports for them were filed in November of 1996.

    Millenia, Bril, Messrs. Betts and Laskowski and Equitas, L.P. (the "Group") have advised the Company that they intend to vote all of the shares of Common Stock and Preferred Stock they currently own in favor of the seven nominees listed below as members of the Board of Directors and in favor of each of the other proposals that the Board of Directors is recommending to the stockholders in this proxy statement. Because the Group owns a majority of the currently outstanding Common Stock and the currently outstanding Preferred Stock, if the Group acts in accordance with its intentions, each of the nominees will be elected and all of the proposals will be approved. None of the proposals is conditioned upon approval of another.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

DIRECTORS OF THE COMPANY

    The Board of Directors of the Company currently consists of seven directors. Information with respect to the seven nominees proposed for election is set forth below. It is intended that the persons named in the proxy will vote in favor of the seven nominees for election as set forth below.

    If the stockholders approve the Staggered Board Amendments, as described below, the members of the board will be elected to the following terms:

One year ("Class I").................  Mr. Basso and Mr. Becker
Two years ("Class II")...............  Mr. LeRoy, Mr Sparacino and Mr.
                                       Joslin
Three years ("Class III")............  Mr. Laskowski and Mr. Betts

    The affirmative vote of a plurality of all votes cast by holders of the Common Stock and Preferred Stock present and voting (in person or by proxy) at the Annual Meeting is required for the election of directors.

EXECUTIVE OFFICERS AND DIRECTORS

NAME                                                       AGE      OFFICES
-----------------------------------------------------      ---      -----------------------------------------------------

Jonathan D. Betts(2)(4)..............................          36   Chairman of the Board
Fred G. Basso (3)(4).................................          58   President and Director
Melvin A. Becker(3)..................................          56   Vice President and Director
Gary M. Laskowski(1)(3)(4)...........................          44   Director
Robert R. Sparacino(1)(2)(5).........................          69   Director
Raymond E. Joslin....................................          60   Director
Shannon LeRoy(2)(5)..................................          41   Director

------------------------

(1) Member of Audit Committee

(2) Member of Compensation Committee

(3) Member of Stock Option Committee

(4) Member of Executive Committee

(5) Member of Nominating Committee

    JONATHAN D. BETTS. Mr. Betts has served as Chairman of the Board of the Company since November 1996. Mr. Betts is principal and founder of Venture Partners, a private investment bank, and Inverness Corporation, a private commercial finance Company, founded in 1986 and 1993, respectively. Mr. Betts, Venture Partners and Inverness Corporation are affiliates of Millenia Capital Holdings, LLC ("Millenia"), the largest stockholder of the Company. Mr. Betts served as a member of the consulting operation of Technology Transitions Incorporated, a venture capital firm, from November 1985 to December 1986 and as Regional Sales Manager for Medical Electronics Corporation, a critical care medical instrumentation manufacturer, from June 1983 to September 1985. Mr. Betts has a Bachelor's Degree in Electrical Engineering from Boston University.

    FRED G. BASSO. Mr. Basso has served as President of the Company since June 5, 1997 and as a Director of the Company since May 6, 1997. From 1994 to 1997, Mr. Basso served as President and Chief Executive Officer of AFP Transformers, Inc., a manufacturer of power conditioners, and from 1993 to 1994 as General Manager of Magnetek Electric, Inc., a manufacturer of medium power transformers. Mr. Basso also served as President of Schenck Trebel Corporation, a manufacturer of dynamic balancing equipment, from 1986 to 1992. Mr. Basso holds a Master's Degree in Business Administration from New York University and a Bachelor's Degree in Management Engineering from Rensselaer Polytechnic Institute.

    MELVIN BECKER. Mr. Becker has served as a Vice President of the Company since November 1996. Mr. Becker has served as a Director of the Company since 1984, and served as President of the Company from January 1984 to November 1996 and as Vice President in charge of Manufacturing of the Company from 1971 to 1979. Mr. Becker served as Vice President of Operations and as Executive Assistant to the President at Ferranti-Venus, a manufacturer of DC power supplies from March 1979 to December 1983. Mr. Becker holds a Bachelor's Degree in Electrical Engineering from the University of Miami.

    GARY M. LASKOWSKI. Mr. Laskowski has served as a Director of the Company since April 1994. Mr. Laskowski is a principal and founder of Venture Partners, a private investment bank, and Inverness Corporation, a private commercial finance Company, founded in 1986 and 1993, respectively. Mr. Laskowski, Venture Partners and Inverness Corporation are affiliates of Millenia. Mr. Laskowski served as a member of the consulting operation of Technology Transitions Incorporated, a venture capital firm, from March 1985 to January 1986 and served in a number of posts, including Vice President, Marketing, for Canberra Industries, Inc., a supplier of data acquisition and analysis systems, from 1976 to 1984. Mr. Laskowski holds a Bachelor's Degree in Electrical Engineering from the University of Connecticut.

    ROBERT R. SPARACINO. Mr. Sparacino was appointed as a Director of the Company on October 7, 1997. Mr. Sparacino has served as President of Sparacino Associates, a management and venture capital consulting firm specializing in high technology businesses since 1982, as a Director and Vice Chairman of Tristar Corporation since 1992 and as a Director of Concurrent Computer Corporation, a computer equipment manufacturer, since November, 1994. Additionally, Mr. Sparacino has served in executive management positions with Xerox Corporation and General Motors Corporation. Mr. Sparacino holds a Doctoral Degree in Instrumentation from the Massachusetts Institute of Technology.

    RAYMOND E. JOSLIN. Mr. Joslin was appointed as a Director of the Company on October 7, 1997. Mr. Joslin currently serves as a Director, and as Vice President and Group Head of the Entertainment & Syndication Group, of Hearst Corporation. Mr. Joslin is also a Founding Director and Co-Chairman of Hearst/ABC Video Services, and serves as a Founding Director and Co-Chairman of each of A&E Networks (which includes the History Channel) and Lifetime Television, which are 75% and 100% owned by Hearst/ABC Video Services, respectively. Mr. Joslin attended the Carnegie Institute of Technology and Harvard Business School and holds a Bachelor's Degree in Economics from Trinity College.

    SHANNON LEROY. Mr. LeRoy was appointed as a Director of the Company on October 7,1997. Mr.LeRoy currently serves as President of Tennessee Business Investment , Inc., the general partner of

Equitas, L.P., a licensed Small Business Investment Company. From 1984 to 1994, Mr. LeRoy served as Senior Vice President of First Union National Bank of Tennessee, where he managed commercial banking. Mr. LeRoy is a Director of HLM Design, Inc., an architectural and engineering firm, and Laure Beverage Company, Inc., a consumer beverage company. Mr. LeRoy holds a Bachelor of Arts degree from the University of North Carolina in Chapel Hill.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE
  NOMINEES LISTED ABOVE

    There were five meetings of the Board of Directors of the Company during fiscal year 1996.

    A Compensation Committee of the Board of Directors was established in February 1995. The current members are Mr. Betts (Chairman), Mr. Sparacino and Mr. LeRoy. The Company recently established a Nominating Committee charged with reviewing the credentials of nominees for the Board of Directors. The Nominating Committee consists of Mr. LeRoy and Mr. Sparacino. The Audit Committee consists of Mr. Laskowski and Mr. Sparacino; the Stock Option Committee consists of Mr. Laskowski, Mr. Betts and Mr. Basso; and the Executive Committee of Mr. Betts, Mr. Laskowski and Mr. Basso. During fiscal year 1996, each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors, and (2) the total number of meetings held by all committees of the Board on which be served.

FUNDING TRANSACTIONS INVOLVING CERTAIN DIRECTORS

REORGANIZATION FUNDING

    As part of its bankruptcy plan of reorganization, on April 27, 1994 the Company entered into a Funding Agreement with Venture Partners Ltd., under which Venture Partners (as agent) lent the Company $130,500. Venture Partners, as agent, subsequently converted $25,000 of the debt into 149,468 shares of Common Stock. The remaining portion of this debt was repaid on October 11, 1996. See "Acquisition of Technipower and Constant Power Assets." The net proceeds from the Funding Agreement were applied to the bankruptcy distributions required upon confirmation of the plan of reorganization.

    Under the plan of reorganization, as of April 27, 1994, the Company issued 810,716 restricted shares of Common Stock (or about 40% of the total then outstanding shares) to Venture Partners for a total price of $1,000. Venture Partners also purchased 407,240 shares of Common Stock from two stockholders for nominal consideration. Through this series of transactions, Venture Partners thus acquired control of the Company.

INTERIM FUNDING AND SHARE TRANSFERS

    Beginning in fiscal 1995, Venture Partners arranged for the Company to obtain additional capital through a revolving loan agreement (the "Revolving Loan Agreement"), with a Venture Partners affiliate, Inverness. Loans under the Revolving Loan Agreement bore interest at a rate of 15% per annum and, as of July 1, 1995, the Company had a maximum credit facility of $200,000. The maximum available under the facility was increased to $700,000 as of June 30, 1996, at which time the Company in fact owed $834,097 and, on July 31, 1996, it was increased again to $1.2 million. On October 11, 1996, all outstanding amounts under the Revolving Loan Agreement were repaid in full. See "Acquisition of Technipower and Constant Power Assets."

    On September 15, 1995 Venture Partners transferred the 810,716 restricted shares of Common Stock, plus an additional 261,312 unrestricted shares of Common Stock, to its affiliate Millenia. Venture Partners also transferred 145,928 shares of Common Stock to four investors in consideration for loans previously made to the Company. On October 25, 1996 Venture Partners sold its remaining 149,468 shares of Common Stock to its affiliate Bril for $25,000, the total original cost to Venture Partners.

ACQUISITION OF TECHNIPOWER AND CONSTANT POWER ASSETS

    On October 11, 1996, the Company, through its wholly-owned subsidiary PDIXF Acquisition Corp. ("PDIXF") purchased (the "Acquisition") the assets of Technipower, Inc. ("TPI") and Constant Power, Inc. ("CPI"), two subsidiaries of Penril Datacomm Networks, Inc. ("Penril"), under an Asset Purchase Agreement (the "Agreement"). After the transaction was completed, the Company consolidated its managerial and manufacturing operations at the facility occupied by CPI and TPI in Danbury, Connecticut. This move was completed on November 5, 1996.

    Under the terms of the Agreement, the Company acquired all of the TPI and CPI assets employed in the manufacture of three product lines (the "Business").

    Total consideration, which was determined through arms-length negotiations, consisted of $1,586,085 in cash, a $2,750,000 Term Note, a royalty equal to 2% of power protection sales during the period from July 1, 1997 through June 30, 2001, and various assumed liabilities related to the Business, valued at approximately $632,600. The Term Note carried annual interest of 2% above prime rate, and a maturity date of December 31, 1996. The principal amount of the Term Note was not repaid when due, thereby placing the Company in default. On March 10, 1997 the Company and Penril executed a forbearance agreement (the "Forbearance Agreement"), which required the Company to make payments of $50,000 per week totaling $200,000 prior to March 31, 1997, a payment of $500,000 on or before April 14, 1997, and a balloon payment equal to the remainder due on or before May 31, 1997. All payments required under the Forbearance Agreement prior to April 29, 1997 were made in full.

    On April 29, 1997, the Company and Penril entered into a modification agreement (the "Modification Agreement"), which created a new payment schedule under the Forbearance Agreement. The Modification Agreement requires the Company to pay Penril $400,000 on April 30, 1997, $50,000 on each of May 5, May 12 and May 19, 1997, $300,000 on May 30, 1997, and the remainder due under the Term Note on July 31, 1997.

    Penril subsequently agreed to permit the Company to make payments of $100,000, $50,000, $75,000 and $75,000 on May 30, 1997, June 4, 1997, June 10,
1997 and June 20, 1997, respectively, in lieu of the $300,000 payment due on May 30, 1997. As of June 10, 1997, the Company was current on its obligations under the terms of the Forbearance Agreement, as modified. Subsequent to June 10, the Company remained current on interest amounts due to Penril, but commenced negotiations with Penril concerning the amount and due date on the remainder of the Term Note.

    In connection with the Acquisition, the Company simultaneously obtained outside financing totaling approximately $6,200,000. The financing consisted of three primary components: a private placement of debt and equity securities for $1,087,000 to six individuals and a limited partnership; a note payable to Inverness in the amount of $2,290,000, and a Term Note payable to Penril of $2,750,000 due on December 31, 1996. As part of the Acquisition and financing, the Company also created a class of stock, the Preferred Stock, which was authorized by vote of the stockholders in fiscal year 1995. Shares of the Preferred Stock were included with the securities placed with the six individuals and a limited partnership. The financing permitted the Company to pay in full several outstanding debts, including the loan of $130,500 from Venture Partners (as agent) and $834,097 owed under the Revolving Loan Agreement with Inverness.

EXECUTIVE COMPENSATION

    The following table sets forth the annual and long-term compensation of the former chief executive officer (the "Named Executive Officer") for services in all capacities for the fiscal years ended June 30, 1994, 1995 and 1996. No other employee's annual salary and bonus exceeded $100,000 in any of those fiscal years.

                           SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION

                                                                                                          SECURITIES
                                                                                                          UNDERLYING
NAME AND PRINCIPAL                                                                                ($)        STOCK
  POSITION                                                                       FISCAL YEAR    SALARY      OPTIONS
------------------------------------------------------------------------------  -------------  ---------  -----------
Melvin A. Becker..............................................................         1996       88,354         -0-
President until...............................................................         1995       95,446     121,608
October 11, 1996..............................................................         1994      105,600         -0-

    In fiscal year 1995, the Company adopted the Employee Incentive Stock Option Program (the "Option Program"), which provides for the issuance of up to the lesser of 24% of the fully diluted issued and outstanding Common Stock or 1,000,000 shares of Common Stock through the grant of incentive and non-qualified stock options. Stock options under the Option Program are to be issued by action of the Board of Directors or its Compensation Committee (the "Administrator").

    Subsequent to the end of the fiscal year, on October 9, 1996, the Company entered into a three-year contract with Mr. Becker, under which he assumed the duties of Vice President for a salary of $100,000 per annum.

    Also on October 9, 1996, the Company hired a former officer of Constant Power, Inc., Phillip H.R. Epps, to become Vice President of Engineering at $110,000 per annum. Mr. Epps was also granted stock options, all of which carry an exercise price of $.25 per share and expire on October 1, 2001. Mr. Epps's options are exercisable for a total of 81,250 shares of Common Stock: 20,313 are exercisable as of October 1, 1997, 28,437 on October 1, 1998 and the remaining 32,500 on October 1, 1999.

    Fred G. Basso the ("Chief Executive Officer") assumed the office of President of the Company on May 6, 1997. His compensation consists of an annual cash salary of $140,000, and options for the purchase of 150,000 shares of Common Stock at a price of $.625 per share. Of such option 45,000 will become exercisable on April 1, 1998; 45,000 on April 1, 1999 and 60,000 on April 1, 2000. All options shall expire on April 1, 2002.

    As of June 30, 1996, and subsequent to the end of the fiscal year, none of the above-mentioned options have been exercised.

    The Company has no pension plan covering executives and currently provides no benefits to executives other than life insurance coverage of 150% of annual salary and health insurance.

                                   PROPOSAL 2
        AUTHORIZATION OF AN ADDITIONAL 10,000,000 SHARES OF COMMON STOCK

    The Company's Certificate of Incorporation currently permits the issuance of up to 10,000,000 shares of Common Stock. Currently 2,391,493 shares of Common Stock are issued and outstanding. If the stockholders approve the eight-for-one reverse split proposed below, the number of shares of Common Stock issued and outstanding will be proportionately reduced. The Board of Directors believes that maximum flexibility in seeking additional capital sources requires an increase in the number of authorized shares of Common Stock. Accordingly, the Board of Directors has approved a resolution to amend the Certificate of Incorporation of the Company to authorize the issuance of 20 million shares of Common Stock, an increase of 10 million shares over the number currently authorized.

    Increasing the number of authorized shares of Common Stock could render it more difficult for persons not favored by management to effect a business combination or similar transaction (often referred to as a "takeover"), even if the transaction is favored by the holders of a majority of the Common Stock that is not controlled by the management of the Company. Stockholders will not have the right to be notified prior to the issuance of any class or series of Common Stock authorized by the Board of Directors, and will not be requested to vote on or consent to such an issuance. Management could impede a takeover if the newly authorized Common Stock were issued to management or persons aligned with management. Nevertheless, because over 50% of the Common Stock is owned by the Group, and additional Common Stock is owned by the directors and officers of the Company, the Company believes that the increase in authorized shares will not have any material anti-takeover effect at this time. The issuance of additional Common Stock may have the effect of diluting the equity interests of current stockholders in the Company.

    The Company has entered into a letter of intent with an underwriter under which, pending stockholder approval of this proposal and the eight-for-one reverse split, the Company proposes to undertake a public offering of Common Stock. The terms and conditions of this offering have not been finalized. Furthermore, to provide immediate financing the Company recently completed a private offering of units which consisted of subordinated notes and Common Stock warrants, and has undertaken a similar additional private offering of units. Depending on market conditions, the Company may decide at any time to terminate the above-referenced private offering, or to decide not to proceed with the above-referenced public offering.

    Approval of the increase in the authorized number of shares of Common Stock of the Company requires the affirmative vote of the holders of at least a majority of all of the Company's issued and outstanding Common Stock and Preferred Stock. Approval of the additional shares of Common Stock is not conditioned on approval of the additional shares of Preferred Stock, or on approval of the proposed eight-for-one reverse split. Should the stockholders fail to approve the increase in authorized shares, the eight-for-one reverse split, or both, the Company may be unable to complete one or both of the offerings described above. Failure to complete the offerings would leave the Company with a serious capital shortfall, and would probably render it unable to meet payments required under the Forbearance Agreement, as amended. However, there can be no assurance the above-referenced financing plans will be successful even if the amendments are approved.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF AN ADDITIONAL TEN MILLION SHARES OF COMMON STOCK.

                                   PROPOSAL 3
       AUTHORIZATION OF AN ADDITIONAL 4,000,000 SHARES OF PREFERRED STOCK

    The Company's Certificate of Incorporation currently provides for the issuance of up to 1,000,000 shares of Preferred Stock. The Board of Directors believes that authorizing additional Preferred Stock will create more opportunities to raise capital, by allowing the Company to structure additional equity securities in accordance with the wishes of investors. Furthermore, Preferred Stock could be used instead of Common Stock to effectuate extraordinary corporate transactions or to finance general corporate purposes.

    Therefore, the Board of Directors has adopted, subject to stockholder approval, a resolution that the Certificate of Incorporation of the Company should be amended to authorize the issuance of a maximum of 4,000,000 shares of Preferred Stock with a par value of $.01 per share, in addition to the 1,000,000 currently authorized. The Preferred Stock would be issued for cash or such other consideration permitted by law as the Board of Directors may determine. As is true of the 1,000,000 currently authorized shares of Preferred Stock, the terms, rights, preferences and other conditions of the Preferred Stock would be determined by the Board of Directors from time to time. Consequently, holders of the Company's Common Stock will not have the right to be notified prior to the issuance of any class or series of Preferred Stock authorized by the Board of Directors and will not be requested to vote on or consent to the issuance of any Preferred Stock or the terms, rights, preferences and conditions of that stock. As Preferred Stock, any shares issued can have preferences over the Common Stock in matters such as voting rights, dividend rights, liquidation rights, anti-dilution features and other terms.

    Accordingly, enlarging a class of Preferred Stock whose terms will be determined by the Board of Directors could render it more difficult for persons not favored by management to effect a business combination or similar transaction (often referred to as a "takeover"), even if the transaction is favored by the holders of a majority of the Common Stock. This would occur if the newly authorized Preferred Stock were issued to management or persons aligned with management. As stated above at "Authorization of an Additional 10,000,000 Shares of Common Stock," however, the Group and various officers and directors of the Company already beneficially own more than 50% of the Common Stock. The Company thus believes that no material anti-takeover effect will result from authorizing additional Preferred Stock. The equity interests of the holders of Common Stock in the Company may be diluted by the issuance of Preferred Stock. There are no current commitments to issue any Preferred Stock.

    Approval of the additional four million authorized shares of Preferred Stock for the Company requires the affirmative vote of the holders of at least a majority of all issued and outstanding Common Stock and Preferred Stock. Approval is not conditioned on approval of the additional shares of Common Stock or on approval of the proposed eight-for-one reverse split.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF AN ADDITIONAL FOUR MILLION SHARES OF PREFERRED STOCK.

                                   PROPOSAL 4
           EIGHT-FOR-ONE REVERSE SPLIT OF THE COMPANY'S COMMON STOCK AND INDUCEMENT PROVISION TO CERTAIN EXISTING COMMON STOCK,
                       WARRANT AND PREFERRED STOCKHOLDERS

    The Board of Directors has adopted, subject to stockholder approval, a resolution proposing an amendment to the Company's Certificate of Incorporation to effect a reverse stock split (the "Reverse Split"), pursuant to which each eight shares of Common Stock ("Old Common Stock") will become one share of the Company's then outstanding Common Stock ("New Common Stock").

    The Company believes that the Reverse Split is necessary for two primary reasons: to give the Company increased flexibility in raising capital; and to enable the Company eventually to list its shares on the NASDAQ-SmallCap Market. First, the Company has historically suffered from lack of operating capital, and the combination of the increase in the number of authorized shares of Common Stock and Preferred Stock (assuming stockholder approval of both proposals) and the Reverse Split will allow the Company to provide attractive opportunities for significant outside investment.

    Second, as noted above in the proposal to increase the number of authorized shares of Common Stock, the Company has entered into a letter of intent with an underwriter under which it proposes to undertake a public offering of Common Stock. Among other requirements the NASDAQ-SmallCap Market mandates that listed issuers maintain a minimum bid price per share of $3.00. Under proposed NASDAQ-SmallCap Market rules, this minimum may rise to between $4.00 and $5.00 per share. Notwithstanding the proposed rule changes, the prospective underwriter has advised the Company that the attractiveness of its offering will be enhanced by ensuring a minimum bid price of at least $5.00 per share. Currently, the market for the Company's Common Stock is extremely thin, and the share price remains low: a bid price of [$0.625], with the last sale executed at $[0.875]. Beside limiting the Company's ability to offer securities on national exchanges and NASDAQ, the thin market and depressed price diminish current stockholders' investment liquidity.

    However, the Reverse Split may cause inconvenience and extra expense to stockholders who become owners of so called odd lots, or holdings of less than 100 shares, when such holders seek to sell their odd lot or to purchase. The market for the purchase an odd lot to increase their holding to an integral multiple of 100 shares. The market for the purchase or sale of odds lots is generally less liquid than the market for even lots and commissions for odd lots are often proportionately higher per share than round lot commissions.

    Since the great bulk of all trading and investment activity is conducted in round lots, the effective minimum investment in the Company is expected to increase significantly as a result of the Reverse Split. This may preclude purchase of the shares by investors who are not willing or able to invest the higher minimum amount required. In addition, if the Reverse Split is adopted, the Board of Directors believes the interest of those brokerage firms, analysts and investors who invest in and follow higher priced stocks will, on balance, be beneficial to stockholders and will result in a higher stock price and a higher aggregate market value. Other investors, brokerage firms and financial publications which specialize in low priced stocks may cease to invest in or follow the Company. For these reasons there can be no assurance that the per share price for the Common Stock after the Reverse Split will be eight times the market price before the Reverse Split and it is possible that the aggregate market value of a stockholder's investment in the Company may be lower as well as higher after the Reverse Split.

    The Reverse Split, if approved, will become effective upon filing an amendment to the Company's certificate of incorporation. As soon as practicable thereafter, the Company will request all holders of Old Common Stock previously outstanding to transfer their stock certificates to the Company's transfer agent, whose address is listed on the final page of this Proxy Statement. In exchange, stockholders will receive certificates representing the number of whole shares of New Common Stock into which their shares of Old Common Stock have been converted under the Reverse Split.

    Because one effect on the eight-for-one Reverse Split is to increase the number of shares available for issuance by the Board of Directors, under certain circumstances the split could deter unsolicited tender offers for the Company's Common Stock. The Company may attempt to block such a hostile takeover bid by issuing shares of Common Stock to a friendly party, diluting the voting power of the other outstanding shares and increasing the potential costs to acquire control of the Company. Nevertheless, the Board of Directors is not proposing the Reverse Split for that purpose, believing that the Reverse Split is in the best interests of the Company and its stockholders and that the Reverse Split's advantages, including the increase in the number of shares available for issuance by the Board of Directors, outweigh any potential disadvantages. Moreover, as the Group already beneficially own more than 50% of the Common Stock, the Board of Directors believes that no material anti-takeover effect will result from authorizing the Reverse Split.

    No fractional shares of New Common Stock will be issued as a result of the Reverse Split. In lieu of receiving fractional shares, stockholders who immediately prior to the Reverse Split hold a number of shares not evenly divisible by eight, will be entitled to receive a whole share of New Common Stock for any fractional share at no additional cost. The number of shares of New Common Stock issued in connection with this provision is not expected by the Company's management to be material.

    The following description of certain federal income tax consequences of the Reverse Split is based on the Internal Revenue Code of 1986, as amended (the "Code"), currently applicable Treasury Department Regulations promulgated, proposed or temporarily issued thereunder, published administrative positions of the Internal Revenue Service contained in Revenue Rulings, Revenue Procedures and other relevant publications and judicial decisions, all of which are subject to change prospectively and in certain cases retroactively. This discussions is for general purposes only, and stockholders are urged to consult their own tax advisers in respect of their own particular situations.

    The Company has not sought and will not seek an administrative ruling from the Internal Revenue Service or an opinion of counsel regarding the federal income tax consequences of the Reverse Split. Nevertheless, the Company maintains that the Reverse Split is not part of a plan to increase any stockholder's proportionate interest in the Company's assets or earnings, and therefore should result in the following effects:

    a) There should be no recognition of gain or loss, except of that portion of a share of New Common Stock distributed to a stockholder as a result of the rounding up of fractional shares, as described above.

    b) Provided shares of Old Common Stock were held as a capital asset, the holding period for the shares of New Common Stock (save those issued because of rounding up fractional shares) should include the stockholders' holding periods for their shares of Old Common Stock. The shares of New Common Stock issued in lieu of fractional shares should have a holding period beginning on the effective date of the Reverse Split.

    c) The adjusted basis of the shares of New Common Stock should be the same as the adjusted basis of the shares of Old Common Stock, increased by the gain or income attributed to the shares because of rounding up fractional shares. The shares of New Common Stock issued because of rounding up should be treated as if they were a disproportionate dividend distribution. Stockholders with such shares should generally recognize ordinary income for the portion of each such share that resulted from the rounding up. (For example, if one-quarter share were rounded to one share, the stockholder would recognize gain for the three-quarters share resulting from the rounding up). The remainder of any gain (one-quarter share, in this example) would be treated as received in exchange for property.

    Approval of the eight-for-one Reverse Split requires the affirmative vote of the holders of at least a majority of all of the issued and outstanding Common Stock and Preferred Stock. Approval of the Reverse

Split is not conditioned on approval of the proposals to increase the number of authorized shares of Common and Preferred Stock. Should the stockholders fail to approve the increase in authorized shares, the Reverse Split, or both, the Company may be unable to complete either or both of the offerings described above. Failure to execute the offerings would leave the Company with a serous capital shortfall, and would probably render it unable to meet payments required under the Forbearance Agreement.

    In order to induce the holders of a majority of its outstanding Common Stock, certain warrants and its Convertible Preferred Stock to enter into lock-up and other agreements and to exercise or convert, as the case may be, such warrants and convertible Preferred Stock owned or held by them, the Company intends to reduce the exercise price of certain outstanding warrants, and may modify the conversion price of its outstanding Preferred Stock, and to issue holders thereof additional shares of Common Stock above the amount thereof that they would have been entitled to pursuant to the original terms of such Common Stock, warrants and convertible Preferred Stock. The above inducement may result in the issuance of up to an additional 900,000 shares of Common Stock (after the Reverse Split). Included among the class of Common Stock, option and warrant holders who may agree to be bound by the above-referenced terms are the Directors, officers, and principal stockholders of the Company. A vote "for" "Reverse Split" shall be deemed an approval of the inducement as outlined about.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE EIGHT-FOR-ONE REVERSE SPLIT OF THE COMPANY'S COMMON STOCK.

                                   PROPOSAL 5
                           STAGGERED BOARD AMENDMENTS

    The Board of Directors has adopted, subject to stockholder approval, a resolution proposing amendments to the Company's Certificate of Incorporation and conforming amendments to the Company's Bylaws to stagger the terms of the members of the Company's Board of Directors (collectively, the "Staggered Board Amendments" or "Amendments"). The Staggered Board Amendments will, if adopted, divide the Board of Directors into three classes as equal in number as possible, with initial terms of one year, two years, and three years respectively, and three-year terms thereafter. Therefore, at each Annual Meeting following adoption, one class comprising approximately one-third of the total Board would be elected.

    Under the Company's current Certificate of Incorporation and Bylaws, directors are elected annually for one-year terms. Under this proposal, the current Board will be divided into three classes. Class I will serve for a one-year term ending at the 1998 Annual Meeting, Class II will serve for a two-year term ending at the 1999 Annual Meeting, and Class III will serve for a three-year term ending at the 2000 Annual Meeting. Once the initial term of a class has expired, all subsequent terms for that class will be for three years, so that one class is elected at each Annual Meeting. In each case, each director will hold office until a successor is duly elected and qualified, except for death, resignation or removal of the director.

    If at any time the size of the Board is changed, the increase or decrease in the number of directors would be apportioned among the three classes to keep the classes as equal in size as possible. The Board has no plans or commitments to increase or decrease the Board's size. For further information about the nominees, please see "Election of Directors" above. If this proposal is approved, the class of directors in which each nominee will, if elected, serve as follows:

Class I..............................  Mr. Basso and Mr. Becker
Class II.............................  Mr. LeRoy, Mr. Sparacino and Mr.
                                       Joslin
Class III............................  Mr. Laskowski and Mr. Betts

    Advantages of a staggered board: The Board of Directors believes that separating the directors into three classes will enhance continuity and stability in the direction of the Company's business and will protect the long-term interests of all stockholders. If the Staggered Board Amendments are approved, a change of control of the Board will require two annual meetings, as only a minority of directors will stand for election each year. That delay will enable stockholders to evaluate the change in control more carefully, and will augment the Board's power to negotiate on behalf of all stockholders equally. The Board hopes that the Amendments will thereby deter disruptive tactics that distract management, divide stockholders and damage the Company's long-term investment value. Furthermore, the Board believes that the Amendments will have the effect of preserving stability in the Company's stock price by preventing speculative swings. Finally, as Director terms under the staggered board will be extended one to three years, classification should allow the Board to continue to attract candidates willing to make a serious commitment to the Company's future.

    Disadvantages of a staggered board: A staggered Board will make it more difficult for stockholders to change the Board's composition quickly, even if the stockholders want such a change to occur. Accordingly, the proposal may have the effect of insulating incumbent management, although the only reason for seeking change may be unsatisfactory performance on the part of the Board. The Amendments may also have the effect of discouraging third parties from making tender offers for all or a portion of the Company's Common Stock, or from making open-market purchases of available shares. Both of these circumstances usually have the effect of raising a stock's market price, and the Amendments may discourage tender offers or share purchases that current stockholders may believe are in their best interest. Also, because discouraging these offers may have the effect of diminishing short-term fluctuations in the price of the Company's Common Stock, stockholders may lose certain opportunities to obtain temporary premiums for their shares. The amendments might therefore diminish the Company's stock price by decreasing its attractiveness to investors who purchase securities in hopes of selling at a premium in the event of a takeover attempt.

    Board recommendations: the Board believes that the benefits of supplementing the Board's ability to negotiate on behalf of all stockholders should a takeover attempt occur outweigh the disadvantages involved in discouraging certain of those attempts. The Board is proposing the Amendments to reinforce stability and continuity, and to deter certain tactics--common in actual or threatened takeover attempts-- which may disrupt management and harm the interests of the stockholders as a whole. The Board is presently not aware of any specific attempt to effect a change in control, and proposes the consideration of the Amendments now, outside the pressures of a takeover threat, to permit stockholders to weigh the advantages and disadvantages of the proposal in a more reasoned fashion.

    Approval of the Staggered Board Amendments thus requires the affirmative vote of the holders of a majority of all of the issued and outstanding Common and Preferred Stock. Approval is not conditioned on approval of any other proposals discussed in this Proxy Statement.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE STAGGERED BOARD
AMENDMENTS

                                   PROPOSAL 6
                             1997 STOCK OPTION PLAN

    The Board of Directors has adopted, subject to stockholder approval, a resolution adopting a new stock option plan (the "1997 Plan"), which will supersede the existing Option Program. The 1997 Plan as adopted is substantially in the form of Exhibit A hereto. The new plan provides for the issuance up to 450,000 (after giving effect to the eight-for-one reverse stock split) shares of the Company's Common Stock through the issuance of incentive and non-qualified stock options. Stock options will be issued by action of the Board of Directors or its Compensation Committee (the "Administrator"). Optionees will be designated by the Administrator in its sole discretion, and may include (but need not be limited to) officers, directors, agents, consultants and independent contractors of the Company or any of its parents or subsidiaries, except for members of the Administrator (as defined in the 1997 Plan). As of the date of this Proxy Statement, no Optionees have been named and no options have been granted under the 1997 Plan.

    Within the limitations outlined below, as to each option the Administrator will in its sole discretion determine: the purchase price and time period for granting the option, the number of shares subject to exercise, the time period for exercise and the exercise price.

    PRICE LIMITATION Exercise prices for incentive stock options issued under the 1997 Plan will differ depending on whether, prior to the option grant, the optionee owned more than ten percent of the voting power of any class of stock in either the Company or a related entity (a "Ten Percent Owner"). The exercise price for such a Ten Percent Owners' incentive stock options will be at least 110% of the fair market value per share of Common Stock at the time the option is granted. This limitation does not apply to Ten Percent Owners' non-qualified stock options. All other options, whether incentive or nonqualified, will have an exercise price equal to at least 100% of the fair market value per share of Common Stock at the time of grant.

    TREATMENT LIMITATION To the extent that the fair market value of the total aggregate shares subject to exercise under an employee's incentive stock options exceeds $100,000 in a single year, those options will be treated as nonqualified.

    TIME LIMITATION All options are limited to ten-year terms, except that incentive options issued to Ten Percent Owners are limited to five-year terms. All options must be issued within ten years after the 1997 Plan's effective date.

    TRANSFER LIMITATION Except as otherwise determined by the Administrator, options under the 1997 Plan may not be transferred except by the laws of descent and devise, or under a qualified domestic relations order as defined in the Internal Revenue Code. Certain limitations also apply upon termination.

    COMPLIANCE LIMITATION Under the 1997 Plan, no shares will be issued upon exercise of any option unless said issuance complies with all applicable laws, including in particular state and federal securities laws. The Company is not obligated to register the options or the shares subject to exercise thereunder.

    The 1997 Plan allows the Administrator to adopt procedures permitting the exercise of options by tendering a check for the exercise price, by delivering Common Stock shares with an aggregate fair market value equal to the exercise price, by some combination thereof, or by any other means that the Administrator may, from time to time, in its discretion approve. Therefore, an optionee may theoretically exercise all of such optionee's stock options with no additional investment other than the purchase of the original shares.

TAX CONSEQUENCES OF STOCK OPTIONS

    The Company believes that the following discussion summarizes the federal income tax consequences of the stock options to be granted under the 1997 Plan under present law.

    NON-QUALIFIED STOCK OPTIONS

    Generally an optionee will not be taxed upon grant of any non-qualified option under the 1997 Plan, but rather, at the time of the exercise of the option, the optionee will realize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price, except as noted below. The Company will generally be entitled to a federal income tax deduction at such time and in the same amount as the optionee recognizes ordinary income. If stock so acquired is later sold or exchanged, then the difference between the sale price and the fair market value of the stock on the date the option was exercised is generally taxable as long-term or short-term capital gain or loss depending upon whether the stock has been held for more than one year after exercise.

    As stated above, income is generally realized by an optionee upon exercise of a non-qualified stock option. If an exercise of an option by an optionee could subject an optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, the determination of the income realized and the realization of that income is postponed so long as a sale of the shares would expose the optionee to that suit, unless the optionee elects within 30 days after exercise to be taxed as of the exercise date. If realization is postponed, the determination is made based on fair market value of the shares as of the first date on which liability under Section 16(b) ends and both the optionee and the Company would compute their tax items on that basis.

    INCENTIVE STOCK OPTIONS

    The Administrator in its discretion may grant to employees incentive stock options as defined by the Code. No taxable income will be realized by an optionee upon the grant or exercise of an incentive stock option; provided, however, that the amount by which the fair market value of the shares on the date of exercise of an incentive stock option exceeds the option price will be a tax preference item subject to the alternative minimum tax. If the option is exercised by delivery of previously-owned shares of the Company's Common Stock or New Common Stock in partial or full payment of the option price, no gain or loss will normally be recognized by the optionee on the transfer of such previously-owned shares.

    If the stock received upon exercise of an incentive stock option is held for more than one year after the date of transfer (the "One Year Holding Period") and more than two years after the option is granted (the "Two-Year Holding Period"), the optionee will have a long-term capital gain or loss on the sale of such stock measured by the difference between the amount realized and his or her basis in such shares. If an optionee disposes of any shares acquired upon the exercise of an Incentive Stock Option prior to the expiration of the One-Year and Two-Year Holding Periods, including a disposition by delivering those shares in full or partial payment of the price of another incentive stock option, this will be a "disqualifying disposition." Generally, upon a disqualifying disposition, the optionee will realize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price paid by the optionee for such shares, limited, however, to the gain realized on the sale. Any further gain would be taxable as a long-term or short-term capital gain.

    The Company generally will not be entitled to claim a Federal income tax deduction with respect to the grant or exercise of an incentive stock option unless the optionee realizes ordinary income by making a disqualifying disposition. In the event of a disqualifying disposition, the Company will be entitled to a deduction at the same time and in the same amount that the optionee realizes compensation taxable as ordinary income.

    Options issued under the 1997 Plan are intended to comply with the requirements of rule 16b-3 under the Securities Exchange Act of 1934, as amended.

    As disclosed at footnote 14 to "Ownership of Securities by Directors," pending stockholder approval the Company has approved options for the purchase of 50,000 (before giving effect to the eight-for-one reverse stock split) shares of the Company's Common Stock for each of Messrs. Betts, Laskowski, Sparacino, Joslin and LeRoy tions (the "Director Options") are to be awarded in accordance with the current Option Program, which was approved by the Company's stockholders in April of 1995. A vote "for" approval of the 1997 Plan will have the effect of approving the issuance of the Director Options.

    Approval of the 1997 Plan requires the affirmative vote of the holders of a majority of all of the issued and outstanding Common and Preferred Stock. Approval is not conditioned on approval of any other proposals discussed in this Proxy Statement. The form of 1997 Plan is attached as Exhibit A to this Proxy Statement and Annual Report.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE 1997 PLAN

                                   PROPOSAL 7
                         INDEPENDENT PUBLIC ACCOUNTANTS

    At a meeting held on March 19, 1997, the Company's Board of Directors recommended the appointment of McGladry & Pullen of 555 Fifth Avenue, New York, New York, 10017 as auditors for the Company for fiscal year 1997, subject to stockholder approval. A majority of all of the votes cast on the proposal is required in order to approve the selection of auditors. A representative of McGladry & Pullen will attend the Annual Meeting and, if he so desires, make a statement; he will also respond to appropriate questions.

    Through the end of fiscal year 1996, the firm of Kostin, Ruffkess & Company, LLC, of West Hartford, Connecticut is served as the Company's auditors. In order to facilitate the Company's contemplated public and private offerings of equity and debt, the Board determined that it would be desirable to retain an accounting firm with a presence in New York City. To the Company's knowledge, at the time Kostin, Ruffkess ceased to act as its independent accountants, there were no disagreements that would have been referred to in their report on the Company's financial statements. The Company or persons on its behalf have not consulted McGladry & Pullen regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements.

    Approval of McGladry & Pullen as auditors requires the affirmative vote of at least a majority of all shares of Common Stock and Preferred Stock present and entitled to vote on the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF MCGLADRY & PULLEN AS AUDITORS FOR THE COMPANY.

                         OTHER MATTERS FOR THE MEETING

    No other business is to be presented to the meeting so far as is now known or foreseen, but in the event that any other matter is properly presented by persons other than the Board of Directors, it is intended that the enclosed proxy will be voted upon it according the judgment of the person or persons voting the proxy to the extent permitted by regulations of the Securities and Exchange Commission.

                               VOTING PROCEDURES

    Votes made by proxies returned prior to the date of the Annual Meeting will be counted by the Company's transfer agent. Votes made by proxies returned on the date of the Annual Meeting to the secretary to the meeting and votes cast by stockholders attending or represented by proxy holders (other than those named by management) will be counted by inspectors of election appointed by the chairman of the meeting and who are expected to be employees of the Company. Those votes will be added to those counted by the transfer agent and the last vote or proxy will control. Abstentions and failures by record holders represented at the meeting to vote the shares owned by beneficial owners (including "broker non-votes") on any proposal will be counted as being represented at the meeting for purposes of determining the existence of a quorum but those shares will not be counted as voting on the proposal in question. Abstentions and failures to vote therefore will have no effect on proposals that must be adopted by a majority of the votes cast but will have the effect of a "no" vote on proposals requiring approval by a percentage of all outstanding shares.

                       PROPOSALS FOR 1998 ANNUAL MEETING

    Stockholder proposals for the 1998 Annual Meeting of the Company must be received at the executive offices of Power Designs, Inc, 14 Commerce Drive, Danbury, Connecticut 06810 no later than December 21, 1997 for inclusion in the 1998 proxy statement and form of proxy.

                          TRANSFER AGENT AND REGISTRAR

    Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004, acts as transfer agent and registrar for the Common Stock.

    Danbury, Connecticut, [            ] 1997

                                   EXHIBIT A

                             1997 Stock Option Plan

                                                                    EXHIBIT 99.1

                              POWER DESIGNS, INC.
                             1997 STOCK OPTION PLAN

    SECTION 1. PURPOSE. The purpose of the Power Designs, Inc. 1997 Stock Option Plan (this "Plan") is to provide a means whereby selected employees, officers, directors, agents, consultants and independent contractors of Power Designs, Inc. (the "Company") or of any parent or subsidiary (as defined in subsection 5.7 and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or non-qualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, officers, directors, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

    SECTION 2.  ADMINISTRATION.

    (a) This Plan shall be administered by the Board of Directors of the Company (the "Board"), except to the extent the Board delegates its authority to a committee of the Board to administer this Plan. The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator."

    (b) For so long as the Company's Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no Option shall be granted to a director or officer (subject to Section 16 of the Exchange Act) of the Company by the Board unless (i) approved in advance by the Board or the Plan Administrator in accordance with the provisions of Rule 16b-3(d)(1) under the Exchange Act (where the Plan Administrator, if not the entire Board, is a committee of the Board composed solely of two or more non-employee directors who satisfy the requirements of Rule 16b-3(b)(3) under the Exchange Act), or (ii) approved in advance, or subsequently ratified by, the stockholders in accordance with the provisions of Rule 16b-3(d)(2) under the Exchange Act, except that an option may be granted absent such approval if the option provides that no officer or director of the Company may sell shares received upon the exercise of such option during the six-month period immediately following the grant of such option.

        2.1 PROCEDURES. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

        2.2 RESPONSIBILITIES. Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the options, including the designation of such options as an incentive stock option or non-qualified stock option. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code (the "Code") Section 422, the regulations thereunder, and any amendments thereto.

        2.3 SECTION 16(B) COMPLIANCE AND BIFURCATION OF PLAN. It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Exchange Act, to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or

    Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

    SECTION 3. STOCK SUBJECT TO THIS PLAN. The stock subject to this Plan shall be the Company's Common Stock, par value $.0001 per share (the "Common Stock"), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 450,000 shares as such Common Stock was constituted on the effective date of this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, canceled or terminated options.

    SECTION 4. ELIGIBILITY. An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee".

    SECTION 5. TERMS AND CONDITIONS OF OPTIONS. Options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan (the "Option Agreement"). Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

        5.1 NUMBER OF SHARES AND PRICE. The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than the fair market value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% stockholders, the exercise price shall be as required by Section 6.

        5.2  TERM AND MATURITY.  Subject to the restrictions contained in
    Section 6 with respect to granting incentive stock options to greater than 10% stockholders, the term of each incentive stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted but in no event shall the term of any incentive stock option exceed 10 years. The term of each nonqualified stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted. To ensure that the Company or related corporation will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted by the Plan Administrator, be exercisable according to the following schedule:

PERIOD OF OPTIONEE'S
CONTINUOUS RELATIONSHIP
WITH THE COMPANY OR RELATED
CORPORATION FROM THE DATE                                                    PORTION OF TOTAL OPTION
THE OPTION IS GRANTED                                                         WHICH IS EXERCISABLE
---------------------------------------------------------------------------  -----------------------
after 1 year...............................................................               25%
after 2 years..............................................................               50%
after 3 years..............................................................               75%
after 4 years..............................................................              100%

        5.3  EXERCISE.  Subject to any vesting schedule described in subsection
    5.2 above, each option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased upon any exercise of an option hereunder and that only whole shares will be issued pursuant to the exercise of any option. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

        5.4 PAYMENT OF EXERCISE PRICE. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for the Common Stock being purchased.

        The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

           (a) delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

           (b) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; or

           (c) delivery of a properly executed exercise notice together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price.

        5.5 WITHHOLDING TAX REQUIREMENT. The Company or any related corporation shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold such shares in whole or in part until the Company is so reimbursed. In lieu thereof, the Company, at its option in its sole discretion, shall (a) have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or (b) retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by
    Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act, shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act.

        5.6 ASSIGNABILITY AND TRANSFERABILITY OF OPTION. Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder or (iii) as otherwise determined by the Plan Administrator and set forth in the applicable Option Agreement. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this Section.

        5.7 TERMINATION OF RELATIONSHIP. If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or related corporation changes (i.e., from employee to non-employee, such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or related corporation and the Optionee's incentive stock option shall become a non-qualified stock option.

        If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information. If an Optionee's relationship with the Company or any related corporation is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

        If an Optionee's relationship with the Company or any related corporation ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12-month period following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability to the Plan Administrator.

        For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any related corporation shall not be deemed to constitute a cessation of relationship with the Company or any of its related corporations. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

        As used herein, the term "related corporation", when referring to a subsidiary corporation, shall mean any corporation (other than the Company) or other entity in, at the time of the granting of the option, an unbroken chain of corporations ending with the Company, if stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests of each of the corporations or other entities other than the Company is owned by one of the other corporations or other entities in such chain. When referring to a parent corporation or other entity, the term "related corporation" shall mean any corporation or other entity in an unbroken chain of corporations or other entities ending with the Company if, at the time of the granting of the option, each of the corporations or other entities other than the Company owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or other entities in such chain.

        5.8 DEATH OF OPTIONEE. If an Optionee dies while he or she has a relationship with the Company or any related corporation or within the three-month period (or 12-month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

        5.9 STATUS OF STOCKHOLDER. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

        5.10 CONTINUATION OF EMPLOYMENT. Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

        5.11 MODIFICATION AND AMENDMENT OF OPTION. Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 424(h) and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

        5.12 LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS. As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Code is amended or if the Internal Revenue Service publicly rules, issues a private ruling to the Company, any Optionee, or any legatee, personal representative or distributee of an Optionee or issues regulations, changing or eliminating such annual limit, in which case the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be.

        5.13  VALUATION OF COMMON STOCK RECEIVED UPON EXERCISE

           5.13.1 EXERCISE OF OPTIONS UNDER SECTIONS 5.4(A) AND (C). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value, which shall mean the last reported sales price, regular way, of the Common Stock on the date of receipt by the Company of the Optionee's delivery of shares under
       Section 5.4(a) hereof or delivery of the exercise notice under Section 5.4(c) hereof (or, if no sale takes place on any such day, the closing bid price of the Common Stock on such day), on the principal securities exchange (including the National Association of Securities Dealers, Inc. (the "NASD'S") National Market System) on which the Common Stock is admitted or listed for trading, or, if the Common Stock is not listed on any such exchange on any such day, the highest reported bid price for the Common Stock as furnished by the NASD through NASDAQ, or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not listed for trading on an exchange and is not quoted on NASDAQ or any similar organization on any such day, the fair value of a share of Common Stock on such day as determined by the Plan Administrator of the Company in good faith.

           5.13.2 EXERCISE OF OPTION UNDER SECTION 5.4(B). The value of Common Stock received by the Optionee from an exercise under Section 5.4(b) hereof (a) in the case of the sale of the Common Stock received as a result of the exercise by a broker on the date of receipt by the Company of the Optionee's exercise notice, shall equal the sales price received for such shares; and (b) in all other cases, shall be determined as provided in Section 5.13.1 hereof.

    SECTION 6.  GREATER THAN 10% STOCKHOLDERS.

        6.1 EXERCISE PRICE AND TERM OF INCENTIVE STOCK OPTIONS. If incentive stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required (or, in the sole discretion of the Plan Administrator, permitted) by a change in the Code or by a ruling or pronouncement of the Internal Revenue Service.

        6.2 ATTRIBUTION RULE. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

    SECTION 7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

        7.1.  EFFECT OF LIQUIDATION, REORGANIZATION OR CHANGE IN CONTROL.

           7.1.1 CASH, STOCK OR OTHER PROPERTY FOR STOCK. Except as provided in subsection 7.1.2, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company) or liquidation of the Company, as a result of which the stockholders of the Company receive cash or property other than capital stock in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

           7.1.2 CONVERSION OF OPTIONS ON STOCK FOR STOCK EXCHANGE. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

        7.2 FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

        7.3 DETERMINATION OF BOARD TO BE FINAL. All Section 7 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 425(h) and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

    SECTION 8. SECURITIES REGULATION. Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or inter-dealer quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

    As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Company may also require such other action or agreement by the Optionees as it may from time to time deem to be necessary or advisable. THE COMPANY SHALL NOT BE OBLIGATED, BY REASON OF THIS PROVISION OR OTHERWISE, TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

    Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or inter-dealer quotation system, all stock issued hereunder if not previously listed on such exchange or inter-dealer quotation system shall be authorized by that exchange or system for listing thereon prior to the issuance thereof.

    SECTION 9.  AMENDMENT AND TERMINATION.

        9.1 BOARD ACTION. The Board may at any time suspend, amend or terminate this Plan, provided that except as set forth in Section 7, the approval of the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting is necessary for the adoption by the Board of any amendment which will:

           (a) increase the number of shares which are to be reserved for the issuance of options under this Plan;

           (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under this Plan; or

           (c) require stockholder approval under applicable law, including
       Section 16(b) of the Exchange Act.

        9.2 AUTOMATIC TERMINATION. Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the stockholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Plan.

    SECTION 10. EFFECTIVENESS OF THIS PLAN. This Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting at any time within 12 months before or after the adoption of this Plan.

    Adopted by the Board of Directors on            , 1997 and approved by the
stockholders on            .

                              POWER DESIGNS, INC.

                   NONQUALIFIED STOCK OPTION LETTER AGREEMENT

                                                          Date:_________________

TO:______________________

    We are pleased to inform you that you have been selected by the Plan Administrator of Power Designs, Inc. (the "Company") 1997 Stock Option Plan (the "Plan"). The Plan was adopted by the Board of Directors, subject to stockholder approval, which approval was obtained at the Company's 1997 Annual Meeting of Stockholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to
receive a nonqualified option for the purchase of       shares of the Company's
common stock, par value $.0001 per share ("Common Stock"), at an exercise price
of $         per share (the "exercise price"), subject to the vesting provisions set forth herein. A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference. It is understood that this Option is not intended to constitute an incentive stock option as that term is defined in Section 422A of the Internal Revenue Code of 1986, as amended.

    The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

    NUMBER OF SHARES: The option granted to you covers an aggregate of shares of Common Stock.

    EXERCISE PRICE:  The exercise price per share of Common Stock subject to
your option is $         per share (the "Exercise Price").

    ADJUSTMENTS. The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

    DATE OF GRANT:  The date of grant of the option is       .

    TERM: The term of the option is ten years from date of grant, unless sooner terminated.

    VESTING: Your option shall vest according to the following schedule, provided you continue your relationship with the Company or a related corporation:

PERIOD OF YOUR CONTINUOUS
RELATIONSHIP WITH THE
COMPANY OR A RELATED
CORPORATION FROM THE                                                     PORTION OF TOTAL OPTION
DATE OPTION IS GRANTED                                                    WHICH IS EXERCISABLE
-----------------------------------------------------------------------  -----------------------
    after 1 year.......................................................               25%
    after 2 years......................................................               50%
    after 3 years......................................................               75%
    after 4 years......................................................              100%

    EXERCISE: The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Nonqualified Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

    PAYMENT FOR SHARES: The vested portion of this option may be exercised by the delivery of:

    (a) Cash, personal check (unless, at the time of exercise, the Plan Administrator determines otherwise), certified or bank cashier's checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

    (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised;

    (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or

    (d) A properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised;.

    Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

    TERMINATION: Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation, unless cessation is due to death or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship. All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death or disability.

    TRANSFER OF OPTION: The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

    NOTICE: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

    YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

    It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

    All decisions or interpretations made by the Plan Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

    This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

    Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                          Very truly yours,
                                          POWER DESIGNS, INC.
                                          By:
                                          --------------------------------------

                                             [NAME AND TITLE]

                         ACCEPTANCE AND ACKNOWLEDGMENT

    I, a resident of the State of                , accept the nonqualified stock
option described above and in the Power Designs, Inc. 1997 Stock Option Plan (the "Plan"), and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8.

    Dated: ___________________

------------------------------------ ------------------------------------

 Taxpayer I.D. Number

    By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

    Dated: ___________________

                                          --------------------------------------

                                                    Spouse's Signature

                                          --------------------------------------

                                                       Printed Name

                               NOTICE OF EXERCISE

Power Designs, Inc.
14 Commerce Drive
Danbury, CT 06810

Gentlemen:

    I hereby exercise my right to purchase       shares of Common Stock (the
"Shares") of Power Designs, Inc., a Delaware corporation, pursuant to, and in accordance with, the Power Designs, Inc. 1997 Nonqualified Stock Option
Agreement ("Agreement") dated       . As provided in that Agreement, I deliver
herewith a certified or bank cashier's check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator). Please deliver to me stock certificates representing the subject shares registered as follows:

    Name:
--------------------------------------------------------------------------------

    Address:
------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

    Social Security Number:
-----------------------------------------------------------------

    The aggregate exercise price is $         (total number of shares to be
purchased X $         per share).

    1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

        (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

        (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

        (c) the undersigned is a sophisticated investor;

        (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

        (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

    2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to stockholders generally.

    3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

    4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.

                                          Very truly yours,

                                          --------------------------------------

                                                       (signature)

                                          --------------------------------------

                                               ( please type or print name)

                              POWER DESIGNS, INC.
                    INCENTIVE STOCK OPTION LETTER AGREEMENT

                                                   Date:

TO:

    We are pleased to inform you that you have been selected by the Plan Administrator of the Power Designs, Inc. (the "Company") 1997 Stock Option Plan (the "Plan"). The Plan was adopted by the Board of Directors, subject to stockholder approval, which approval was obtained at the Company's 1997 Annual Meeting of Stockholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled
to receive an incentive option for the purchase of       shares of the Company's
common stock, $         par value ("Common Stock"), at an exercise price of
$         per share (the "exercise price") subject to the vesting provisions set forth herein. A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference.

    The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

    NUMBER OF SHARES: The option granted to you covers an aggregate of shares of Common Stock.

    EXERCISE PRICE:  The exercise price per share of Common Stock subject to
your option is $         per share (the "Exercise Price").

    ADJUSTMENTS. The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

    DATE OF GRANT:  The date of grant of the option is       .

    TERM. The term of the option is ten years from date of grant, unless sooner terminated.

    VESTING: Your option shall vest according to the following schedule, provided you continue your relationship with the Company or a related corporation:

PERIOD OF YOUR CONTINUOUS
RELATIONSHIP WITH THE
COMPANY OR A RELATED
CORPORATION FROM THE                                                    PORTION OF TOTAL OPTION
DATE OPTION IS GRANTED                                                   WHICH IS EXERCISABLE
--------------------------------------------------------------------  ---------------------------
    after 1 year....................................................                  25%
    after 2 years...................................................                  50%
    after 3 years...................................................                  75%
    after 4 years...................................................                 100%

    EXERCISE. The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Incentive Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

    PAYMENT FOR SHARES. The vested portion of this option may be exercised by the delivery of:

    (a) Cash, personal check (unless at the time of exercise the Plan Administrator determines otherwise), or certified or bank cashier's checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

    (b) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised;

    (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or

    (d) A properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised.

    Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of , any taxes which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

    TERMINATION. Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation thereof, unless cessation is due to death or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship. All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death or disability.

    TRANSFER OF OPTION. The option is not transferable except by will or by the applicable laws of descent and distribution.

    Notice: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

    YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH

YOUR TAX ADVISOR CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

    It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

    All decisions or interpretations made by the Plan Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

    This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

    Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                             Very truly yours,

                                             POWER DESIGNS, INC.

                                             By:
                                                        ------------------------------------------
                                                                     [NAME AND TITLE]

                         ACCEPTANCE AND ACKNOWLEDGMENT

    I, a resident of the State of       , accept the stock option described
above granted under the Power Designs, Inc. 1997 Stock Option Plan (the "Plan"), and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8 thereof.

Dated: ---------------------------

------------------------------------- --------------------------------

Taxpayer I.D. Number                         Signature

    By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of such Optionee's execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated:
------------------------

                                          --------------------------------------

                                          Spouse's Signature

                                          --------------------------------------

                                          Printed Name

                               NOTICE OF EXERCISE

Power Designs, Inc.
14 Commerce Drive
Danbury, CT 06810

Gentlemen:

    I hereby exercise my right to purchase       shares of Common Stock (the
"Shares") of Power Designs, Inc., a Delaware corporation, pursuant to, and in accordance with, the Power Designs, Inc. 1997 Incentive Stock Option Agreement
("Agreement") dated               . As provided in that Agreement, I deliver
herewith a certified or bank cashier's check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator). Please deliver to me stock certificates representing the subject shares registered as follows:

Name: -----------------------------------

Address: ---------------------------------

----------------------------------------

Social Security Number: -------------------

    The aggregate exercise price is $         (total number of shares to be
purchased X $         per share).

    1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

        (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

        (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

        (c) the undersigned is a sophisticated investor;

        (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

        (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

    2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to stockholders generally.

    3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

    4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.

                                                Very truly yours,

                                                -------------------------------------------
                                                                (signature)

                                                -------------------------------------------
                                                        (please type or print name)

                                THE DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 2, 3, 4, 5, 6 AND 7.              /X/   Please mark
                                                                                                                     your votes
                                                                                                                     as this
                                                                                                                     example


                                    ___________
                                      COMMON


                                                                                                            FOR   AGAINST   ABSTAIN

1.  Election of Directors         FOR All nominees         WITHHOLD      3.  Proposal to approve an         / /     / /       / /
                                        / /                  / /             amendment to the Company's
                                 listed (except as         AUTHORITY         Certificate of Incorporation,
                                   marked in the        to vote for all      to increase the authorized
                                   contrary, see        nominees listed      shares of Preferred Stock to
                                 instruction below)         at left          5,000,000.

                                                                         4.  Proposal to approve reverse    / /     / /       / /
Jonathan D. Betts, Fred G. Basso, Gary                                       stock split of the Company's
M. Laskowski, Robert R. Sparacino,                                           Common Stock.
Raymond E. Joslin, Melvin A. Becker
and Shannon LeRoy

INSTRUCTION:  To withhold authority to vote for any individual           5.  Proposal to approve amendment  / /     / /       / /
nominee, line through the name of the nominee above.                         to the Company's Certificate
                                                                             of Incorporation and Bylaws
                                                                             to create Staggered terms for
                                                                             the Company's Board members.

                                        FOR     AGAINST    ABSTAIN       6.  Proposal to approve the        / /     / /       / /
2.  Proposal to approve an amendment    / /       / /        / /             Company's 1997 Stock Option
    to the Company's Certificate of                                          Plan.
    Incorporation, to increase the
    authorized shares of Common
    Stock to 20,000,000.

                                                                         7.  Proposal to ratify McGladry    / /     / /       / /
                                                                             & Pullen as independent
                                                                             auditors.



                                                                                             Dated___________________________, 1997

                                                                                             Signature(s)__________________________

                                                                                             Signature(s)__________________________



                                                                                          Please sign exactly as your name appears
                                                                                          and return this proxy immediately in the
                                                                                          enclosed stamped self-addressed envelope.

                                THE DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 2, 3, 4, 5, 6 AND 7.              /X/   Please mark
                                                                                                                     your votes
                                                                                                                     as this
                                                                                                                     example


                                   _____________
                                     PREFERRED


                                                                                                            FOR   AGAINST   ABSTAIN

1.  Election of Directors         FOR All nominees         WITHHOLD      3.  Proposal to approve an         / /     / /       / /
                                        / /                  / /             amendment to the Company's
                                 listed (except as         AUTHORITY         Certificate of Incorporation,
                                   marked in the        to vote for all      to increase the authorized
                                   contrary, see        nominees listed      shares of Preferred Stock to
                                 instruction below)         at left          5,000,000.

                                                                         4.  Proposal to approve reverse    / /     / /       / /
Jonathan D. Betts, Fred G. Basso, Gary                                       stock split of the Company's
M. Laskowski, Robert R. Sparacino,                                           Common Stock.
Raymond E. Joslin, Melvin A. Becker
and Shannon LeRoy

INSTRUCTION:  To withhold authority to vote for any individual           5.  Proposal to approve amendment  / /     / /       / /
nominee, line through the name of the nominee above.                         to the Company's Certificate
                                                                             of Incorporation and Bylaws
                                                                             to create Staggered terms for
                                                                             the Company's Board members.

                                        FOR     AGAINST    ABSTAIN       6.  Proposal to approve the        / /     / /       / /
2.  Proposal to approve an amendment    / /       / /        / /             Company's 1997 Stock Option
    to the Company's Certificate of                                          Plan.
    Incorporation, to increase the
    authorized shares of Common
    Stock to 20,000,000.

                                                                         7.  Proposal to ratify McGladry    / /     / /       / /
                                                                             & Pullen as independent
                                                                             auditors.



                                                                                             Dated___________________________, 1997

                                                                                             Signature(s)__________________________



                                       Signatures ______________________________

                                       Please sign exactly as your name appears and return this proxy immediately in the enclosed stamped self-addressed envelope.


                                   POWER INC.
               ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 12, 1997
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned stockholder in Power Designs, Inc. ("Company") hereby constitutes and appoints Jonathan D. Betts, Fred G. Basso and Gary M. Laskowski and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company, 14 Commerce Drive, Danbury, Connecticut 06810, on November 12, 1997, at 10:00 a.m., Eastern Standard Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR THE APPROVAL OF PROPOSALS 2, 3, 4, 5, 6 AND 7.


            (Continued and to be signed and dated on the other side)